UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    May 8, 2006

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

         0-20260                                      6-1150326
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 (Commission File Numbers)                 (IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY                   10577
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communication  pursuant to Rule 425 under the Securities Act (17
___   CFR 230.425)

      Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
___   CFR 240.14a-12)

      Pre-commencement  communication  pursuant  to Rule  14d-2(b)  under  the
___   Exchange Act (17 CFR 240.14d-2(b)

      Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under  the
___   Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01    Entry into a Material Definitive Agreement

                  Effective May 8, 2006, Registrant and its former Chief Executive Officer, Gerardo Canet, entered into an amendment to Mr. Canet's Employment Agreement with respect to the consulting services being provided to the Company subsequent to Mr. Canet's resignation effective December 31, 2005. Pursuant to the amendment, the first payment to Mr. Canet under the consulting provisions of the Employment Agreement will be paid on January 2, 2007.

                  The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment, which is filed as
Exhibit 10.9(b) hereto and is incorporated herein by reference.

ITEM 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

            (d)   Exhibits

            Exhibit No.      Description of Exhibit
            ----------       ----------------------
            10.9(b)          Letter  amendment  effective May 8, 2006 to Gerardo
                             Canet Employment Agreement


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         INTEGRAMED AMERICA, INC.
                         (Registrant)




Date:    May 8, 2006  By: /s/Claude E. White
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                              Claude E. White, Vice President & General Counsel